PRESS RELEASE
FOR IMMEDIATE RELEASE
May 21, 2014

BLUE DOLPHIN ANNOUNCES RECORD FIRST QUARTER 2014 FINANCIAL RESULTS

Houston, May 21, 2014 / PR Newswire / -- Blue Dolphin Energy Company (“Blue Dolphin”) announced record financial results for the quarter ended March 31, 2014.

For the three months ended March 31, 2014 (“First Quarter 2014”), Blue Dolphin reported net income of $6,194,273, or an income of $0.59 per share, compared to a net loss of $763,331, or a loss of $0.07 per share, for the three months ended March 31, 2013 (“First Quarter 2013”).  Net income for the First Quarter 2014 was primarily attributable to favorable refining margins and improved product mix related to jet fuel production and increased throughput.

Financial Highlights:

●
Total Revenue from Operations was $120,430,182 for the First Quarter 2014, an increase of 10% from $109,244,655 for the First Quarter 2013; the increase was primarily the result of increased total refinery throughput of approximately 12% in the First Quarter 2014 compared to the First Quarter 2013.

●	Total Earnings before Interest, Income Taxes and Depreciation (“EBITDA”) were $7,039,578 for the First Quarter 2014 compared to a negative EBITDA of $154,315 for the First Quarter 2013.
●	Net Income was $6,194,273 for the First Quarter 2014 compared to a net loss $763,331 for the First Quarter 2013.
●
Cash Flow from Operations was $5,199,338 for the First Quarter 2014 compared to cash flow from operations of $253,705 for the First Quarter 2013, representing an increase in cash flow from operations of $4,945,633.

Business Segments:

Blue Dolphin has two reportable business segments: (i) “Refinery Operations” and (ii) “Pipeline Transportation.”  Business activities related to Blue Dolphin’s “Refinery Operations” business segment are conducted at the crude oil and condensate processing facility located in Nixon, Wilson County, Texas (the "Nixon Facility").  Operations at the Nixon Facility also involve the storage and terminaling of petroleum under third-party lease agreements.  Business activities related to Blue Dolphin’s “Pipeline Transportation” business segment are primarily conducted in the U.S. Gulf of Mexico through pipeline assets and leasehold interests in oil and gas properties.  Blue Dolphin’s “Refinery Operations” business segment represents more than 99% of total operations.

Nixon Facility Operational Update:

The Nixon Facility operated for 90 days in the First Quarter 2014 compared to 85 days in the First Quarter 2013.  For the same periods, average throughput at the Nixon Facility was 12,133 barrels per day ("bpd"), or 81% of operating capacity, and 11,515 bpd, or 77% of operating capacity, respectively.  For the First Quarter 2014, feedstock runs at the Nixon Facility, which represents barrels of crude oil processed, totaled 1,092,007 barrels ("bbls") and 978,805 bbls, respectively.  For the same period, refinery production totaled 1,073,638 bbls and 958,306 bbls, respectively.  The “Refinery Operations” business segment generated EBITDA of $7,290,089 for the First Quarter 2014 compared to EBITDA of $386,180 for the First Quarter 2013.

Non-GAAP Financial Measures:

This press release and its attachments include EBITDA, a financial measure defined as non-GAAP by the Securities and Exchange Commission (the “SEC”).  EBITDA is adjusted for:  (i) items that do not impact Blue Dolphin's income or loss from operations, such as the impact of accounting changes, (ii) income taxes and (iii) interest expense (or income).  Management excludes interest expense (or income) and other expenses or income not pertaining to the operations of Blue Dolphin's business segments from this measure so that investors may evaluate Blue Dolphin's current operating results without regard to Blue Dolphin's financing methods or capital structure.

Blue Dolphin's financial measures may be different than non-GAAP financial measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").  An explanation of our non-GAAP financial measure and a reconciliation of the financial measure to the GAAP financial measure Blue Dolphin considers most comparable are presented in "Part I, Item 1. Financial Statements -- Note (4) Business Segment Information" and "Part I, Item 2. Management's Discussion of Financial Condition and Results of Operations -- EBITDA" of Blue Dolphin's quarterly report on Form 10-Q for the three month period ended March 31, 2014, as filed with the SEC on May 15, 2014.

About Blue Dolphin
Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling, at the Nixon Facility. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties.  For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: changes in the general economic conditions; changes in the underlying demand for our products; fluctuations of crude oil inventory costs and refined petroleum products inventory prices and their effect on our refining margins; our dependence on Genesis Energy, LLC (“Genesis”) and its affiliates for continued financing, sourcing of crude oil inventory and marketing of our refined petroleum products; the early termination of our agreements with Genesis and its affiliates; our dependence on Lazarus Energy Holdings, LLC for continued financing and management of all of our subsidiaries and the operation of all of our assets, including the Nixon Facility, pursuant to the Management Agreement; our ability to generate sufficient funds from operations or obtain financing from other sources; failure to comply with certain financial covenants related to certain of our long-term indebtedness; regulatory changes that reduce the allowable sulfur content for commercially sold diesel in the United States, which will require us to incur significant capital upgrades and could have a material adverse effect on our results of operations, financial condition and cash flows; availability and cost of renewable fuels for blending and Renewable Identification Numbers  to meet Renewable Fuel Standards obligations; strict laws and regulations regarding employee and business process safety to which we are subject, the compliance failure of which could have a material adverse effect on our results of operations and financial condition; potential increased indebtedness, which may reduce our financial flexibility; regulatory restrictions on greenhouse gas emissions, which could force us to incur increased capital and operating costs and could have a material adverse effect on our results of operations and financial condition; access to less than desired levels of crude oil for processing at the Nixon Facility; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s annual report on Form 10-K for the year ended December 31, 2013 and Part II, Item 1A of Blue Dolphin’s quarterly report on Form 10-Q for the quarter ended March 31, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
	March 31,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$295,877	$434,717
Restricted cash	1,003,124	327,388
Accounts receivable	9,749,014	13,487,106
Prepaid expenses and other current assets	263,028	333,683
Deposits	819,213	1,219,660
Inventory	4,396,893	4,686,399
Total current assets	16,527,149	20,488,953

Total property and equipment, net	36,358,219	36,388,666
Surety bonds	850,000	-
Debt issue costs, net	490,086	498,536
Trade name	303,346	303,346
TOTAL ASSETS	$54,528,800	$57,679,501

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$15,863,920	$20,783,541
Accounts payable, related party	3,620,647	3,659,340
Notes payable	-	11,884
Asset retirement obligations, current portion	108,272	107,388
Accrued expenses and other current liabilities	1,968,318	1,600,444
Interest payable, current portion	41,205	40,272
Long-term debt, current portion	1,000,922	2,215,918
Total current liabilities	22,603,284	28,418,787

Long-term liabilities:
Asset retirement obligations, net of current portion	1,841,044	1,490,273
Deferred revenues and expenses	821,187	-
Long-term debt, net of current portion	9,837,229	13,889,349
Long-term interest payable, net of current portion	1,118,072	1,767,381
Total long-term liabilities	13,617,532	17,147,003

TOTAL LIABILITIES	36,220,816	45,565,790

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized, 10,580,973
shares issued at March 31, 2014 and December 31, 2013)	105,810	105,810
Additional paid-in capital	36,623,965	36,623,965
Accumulated deficit	(17,621,791)	(23,816,064)
Treasury stock, 150,000 shares and 0 shares, respectively, at cost	(800,000)	(800,000)
Total stockholders' equity	18,307,984	12,113,711

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$54,528,800	$57,679,501

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three months ended March 31, 2014.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2014	2013

REVENUE FROM OPERATIONS
Refined product sales	$120,376,151	$109,171,507
Pipeline operations	54,031	73,148
Total revenue from operations	120,430,182	109,244,655

COST OF OPERATIONS
Cost of refined products sold	110,415,607	106,322,661
Refinery operating expenses	2,955,019	2,745,209
Pipeline operating expenses	27,729	45,371
Lease operating expenses	7,176	26,901
General and administrative expenses	369,484	484,564
Depletion, depreciation and amortization	390,605	328,788
Abandonment expense	-	27,451
Accretion expense	50,802	25,163

Total cost of operations	114,216,422	110,006,108

Income (loss) from operations	6,213,760	(761,453)

OTHER INCOME (EXPENSE)
Net tank rental and easement revenue	407,516	278,350
Interest and other income	29,220	835
Interest expense	(253,800)	(281,063)
Total other income (expense)	182,936	(1,878)

Income (loss) before income taxes	6,396,696	(763,331)

Income tax expense, current	(202,423)	-

Net income (loss)	$6,194,273	$(763,331)

Income (loss) per common share
Basic	$0.59	$(0.07)

Diluted	$0.59	$(0.07)

Weighted average number of common shares outstanding:
Basic	10,430,973	10,510,334
Diluted	10,430,973	10,510,334

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three months ended March 31, 2014.

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
CONSOLIDATED CASH FLOW STATEMENT

	Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$6,194,273	$(763,331)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depletion, depreciation and amortization	390,605	328,788
Unrealized loss on derivatives	127,100	52,050
Amortization of debt issue costs	8,450	8,450
Amortization of intangible assets	-	9,463
Accretion expense	50,802	25,163
Abandonment costs incurred	-	27,451
Common stock issued for services	-	50,000
Changes in operating assets and liabilities
Restricted cash	(675,736)	62,245
Accounts receivable	3,738,092	4,087,965
Prepaid expenses and other current assets	70,655	19,355
Deposits and other assets	(449,553)	(9,463)
Inventory	289,506	(1,489,100)
Accounts payable, accrued expenses and other liabilities	(4,506,163)	(2,739,371)
Accounts payable, related party	(38,693)	584,040
Net cash provided by operating activities	5,199,338	253,705

INVESTING ACTIVITIES
Capital expenditures	(59,178)	(530,226)
Net cash used in investing activities	(59,178)	(530,226)

FINANCING ACTIVITIES
Payments on long-term debt	(5,267,116)	(60,876)
Proceeds from notes payable	-	15,032
Payments on notes payable	(11,884)	(10,472)
Net cash used in financing activities	(5,279,000)	(56,316)
Net decrease in cash and cash equivalents	(138,840)	(332,837)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	434,717	420,896
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$295,877	$88,059

Supplemental Information:
Non-cash operating activities
Reduction in accounts receivable in exchange for treasury stock received	$-	$800,000
Surety bond funded by seller of pipeline interest holder	$850,000	$-
Non-cash investing and financing activities:
New asset retirement obligations	$300,980	$-
Accrued services payable converted to common stock	$-	$50,000
Interest paid	$902,176	$232,577

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three months ended March 31, 2014.

Blue Dolphin Energy Company & Subsidiaries GAAP to Non-GAAP Reconciliation -- EBITDA

	Three Months Ended March 31, 2014
	Segment

	Refinery	Pipeline	Corporate
	Operations	Transportation	and Other	Total
Revenue	$120,376,151	$54,031	$-	$120,430,182
Operation cost(1)(2)(3)	(113,368,578)	(122,510)	(334,729)	(113,825,817)
Other non-interest income	282,516	152,697	-	435,213
EBITDA	$7,290,089	$84,218	$(334,729)	$7,039,578

Depletion, depreciation and
amortization				(390,605)
Other expense, net				(252,277)

Income before income taxes				$6,396,696

Capital expenditures	$59,178	$-	$-	$59,178

Identifiable assets(4)	$50,797,212	$3,201,220	$530,368	$54,528,800

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory. Cost of refined products sold within operation cost includes a realized loss of $54,469 and an unrealized loss of $127,100.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

	Three Months Ended March 31, 2013
	Segment

	Refinery	Pipeline	Corporate
	Operations	Transportation	and Other	Total
Revenue	$109,171,507	$73,148	$-	$109,244,655
Operation cost(1)(2)(3)	(109,063,677)	(154,498)	(459,145)	(109,677,320)
Other non-interest income	278,350	-	-	278,350
EBITDA	$386,180	$(81,350)	$(459,145)	$(154,315)

Depletion, depreciation and
amortization				(328,788)
Other expense, net				(280,228)

Loss before income taxes				$(763,331)

Capital expenditures	$530,226	$-	$-	$530,226

Identifiable assets(4)	$50,131,322	$1,662,384	$967,906	$52,761,612

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory.  Cost of refined products sold within operation cost includes a realized loss of $36,440 and an unrealized loss of $52,050.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.